Harbor International Fund Summary Prospectus - March 1, 2010	Institutional Class HAINX Administrative Class HRINX Investor Class HIINX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2010, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term total return, principally from growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class	Administrative Class	Investor Class
Redemption Fee (applicable to shares held less than 60 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses	0.16%	0.16%	0.28%
Total Annual Fund Operating Expenses	0.85%	1.10%	1.22%

The management fee contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Year	Ten Years
Institutional	$87	$271	$471	$1,049
Administrative	$112	$350	$606	$1,340
Investor	$124	$387	$670	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 22%.

Principal Investment Strategy

Principal Style Characteristics: International large cap value oriented stocks

The Fund invests primarily (no less than 65% of its total assets) in common and preferred stocks of foreign companies, including those located in emerging market countries. Companies in the Fund’s portfolio generally have market capitalizations in excess of $1 billion at the time of purchase.

The Subadvisers use an analysis of economic and market data, as well as their knowledge of each country’s culture, to determine country and industry allocations. Before selecting a country for investment, the Subadvisers analyze the stability of a country’s currency and its political, social and economic culture. Subject to these allocations, the Subadvisers use a value oriented, bottom-up approach, researching and evaluating individual companies, to select stocks for the Fund’s portfolio.

•	In selecting stocks for the Fund’s portfolio, the Subadvisers also look for companies with the following characteristics:

•	Businesses that the Subadviser believes offer value

•	Low price/earnings multiples relative to other stocks in each country/industry

•	Above average, long-term earnings expectation not reflected in the price

•

Under normal market conditions, the Fund will invest in a minimum of ten countries throughout the world, focusing on companies located in Europe, the Pacific Basin and emerging industrialized countries whose economies and political regimes appear stable.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market risk: The individual stocks in which the Fund has invested or overall stock markets in which they trade may decline in value. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular company’s stock.

Summary Prospectus

HARBOR INTERNATIONAL FUND

Value style risk: Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to sometimes underperform other equity funds that use different investing styles.

Selection risk: The Subadvisers’ judgment about the attractiveness, value and potential appreciation of a particular company’s stock could be incorrect.

Foreign securities risk: The Fund invests primarily in securities of foreign companies. Because of this, there is a greater risk that the Fund’s share price will fluctuate more than if the Fund invested in domestic issuers. Foreign issuers are sometimes less liquid and harder to value than securities of U.S. issuers. In addition, foreign brokerage and custodian fees may be higher than those in the U.S. Prices of foreign securities may go down and the Fund may lose money as a result of the following:

•

Unfavorable foreign government actions, such as excessive taxation or currency controls; political, economic or market instability; or the absence of accurate information about foreign companies due in part to different financial accounting and regulatory standards.

•	A decline in the value of foreign currencies relative to the U.S. dollar may reduce the unhedged value of securities denominated in those currencies.

Emerging market risk: The foreign securities risks are more significant for issuers in emerging market countries such as those in Eastern Europe, Latin America and the Pacific Basin. Additional risks include immature economic structure and less developed and more thinly-traded securities markets.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility – or variability – of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	26.67%	2nd/2009
Worst Quarter	-21.75%	4th/2008

Average Annual Total Returns — As of December 31, 2009

	One Year	Five Years	Ten Years	Life of Fund
Institutional Class (inception date 12-29-1987)
Before Taxes	38.57%	9.19%	7.26%	12.75%
After Taxes on Distributions	38.49%	8.74%	6.57%	N/A
After Taxes on Distributions and Sale of Fund Shares	25.60%	8.14%	6.22%	N/A
Administrative Class (inception date 11-01-2002)
Before Taxes	38.24%	8.92%	N/A	14.48%
Investor Class (inception date 11-01-2002)
Before Taxes	38.04%	8.76%	N/A	14.31%
Comparative Index (life of fund return from 12-29-1987) (reflects no deduction for fees, expenses or taxes)
MSCI EAFE (ND)	31.78%	3.54%	1.17%	5.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Harbor Capital Advisors employs a ‘manager-of-managers’ approach by selecting and overseeing subadvisers responsible for the day-to-day management of the assets of the Funds. Pursuant to an exemptive order granted by the SEC, Harbor Capital Advisors, subject to the approval of Harbor Funds’ Board of Trustees, is able to select subadvisers and to enter into new or amended subadvisory agreements without obtaining shareholder approval.

Subadvisers

Northern Cross Investments Ltd

2 Church Street

Hamilton, Bermuda HMDX

Northern Cross Investments Ltd has subadvised the Fund since its inception in 1987.

Northern Cross, LLC

125 Summer Street

Suite 1400

Boston, MA 02110

Northern Cross, LLC has subadvised the Fund since February 12, 2009.

Summary Prospectus

HARBOR INTERNATIONAL FUND

Portfolio Managers

Hakan Castegren Northern Cross Investments Ltd

Mr. Castegren is the President of Northern Cross Investments Ltd and has managed the Fund since its inception in 1987.

Howard Appleby Northern Cross, LLC

Mr. Appleby is a Principal of Northern Cross, LLC and has co-managed the Fund since 2009.

Jean-Francois Ducrest Northern Cross, LLC

Mr. Ducrest is a Principal of Northern Cross, LLC and has co-managed the Fund since 2009.

James LaTorre Northern Cross, LLC

Mr. LaTorre is a Principal of Northern Cross, LLC and has co-managed the Fund since 2009.

Edward E. Wendell, Jr. Northern Cross, LLC

Mr. Wendell is a Principal of Northern Cross, LLC and has co-managed the Fund since 2009.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders are processed at the net asset value next calculated after an order is received in good order by the Fund. You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Services Group, Inc. P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$2,500
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

The Fund expects to distribute any net investment income and any net realized capital gains annually in December. The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary Prospectus

March 1, 2010

Harbor International Fund

Institutional Class	Administrative Class	Investor Class
HAINX	HRINX	HIINX

FD.P.11.1.0310 02/2010/717,360

Harbor Funds
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302

706

PRSRT STD
U.S. POSTAGE
PAID
HARBOR FUNDS